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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported)   MARCH 27, 2001
                                                       --------------------



                        SUNGLASS HUT INTERNATIONAL, INC.
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)


         FLORIDA                    0-21690                   65-0667471
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     (State or Other         (Commission File No.)           (IRS Employer
     Jurisdiction of                                      Identification No.)
      Incorporation)

255 ALHAMBRA CIRCLE, CORAL GABLES, FLORIDA                               33134
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(Address of principal executive office)                             (Zip code)


Registrant's telephone number, including area code: (305) 461-6100
                                                    --------------------------

                                 NOT APPLICABLE
 ------------------------------------------------------------------------------
         (Former Names or Former Address, if Changed Since Last Report)


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ITEM 7.  EXHIBITS

EXHIBIT NO.       DESCRIPTION OF EXHIBIT

20                Press Release dated March 27, 2001.*

* Incorporated herein by reference to Exhibit (a)(9) of the Schedule TO filed with the SEC on March 5, 2001, as amended on March 21, 2001 and March 27, 2001, by Luxottica Group S.p.A., an Italian corporation ("Parent"), Luxottica S.p.A., an Italian corporation and a wholly-owned subsidiary of Parent, and Shade Acquisition Corp., a Florida corporation and a wholly-owned subsidiary of Luxottica S.p.A. ("Purchaser").

ITEM 9.  REGULATION FD DISCLOSURE

      Parent, Luxottica S.p.A., and Purchaser filed with the SEC on March 5, 2001 a Tender Offer Statement on Schedule TO ("Schedule TO") relating to the third-party tender offer by Purchaser to purchase all of the issued and outstanding shares of common stock, par value $.01 per share, of Sunglass Hut International, Inc. (the "Company"). In a joint press release dated March 27, 2001 (the "Press Release"), filed as Exhibit (a)(9) to Schedule TO Amendment No. 2 dated March 27, 2001, Parent and the Company announced that the 15-day waiting period applicable to the tender offer under the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended, had expired. Reference is made to the Press Release, which is incorporated herein by reference for all purposes.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SUNGLASS HUT INTERNATIONAL, INC.

Date:  March 27, 2001                  By: /s/  James N. Hauslein
                                          -----------------------------------
                                       Name:  James N. Hauslein
                                       Title: Chairman of the Board and Chief
                                              Executive Officer





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